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                                                                    Exhibit 10.2


                             AMENDMENT TO AGREEMENT


     This Amendment to Agreement (the "Agreement") is made by and between Network Healthcare Holdings Limited ("NETCARE") Tshepo Pharmaceuticals (Pty) Limited ("TSHEPO"), and BIOPURE Corporation ("BIOPURE").

     WHEREAS, NETCARE and BIOPURE are parties to an agreement called "Appointment of Network Healthcare Holdings Limited (NETCARE) as the Sole Distributor with the Exclusive Rights of BIOPURE Product for South Africa" (as amended hereby, "the Agreement") in which NETCARE has been appointed the sole Distributor with exclusive rights of BIOPURE PRODUCT for South Africa ("the Territory");

     WHEREAS, In clauses 13.2 and 13.3 of the AGREEMENT, NETCARE has undertaken unto and in favour of BIOPURE, among other things, to use its best endeavors to assist BIOPURE in obtaining registration of the PRODUCT in South Africa;

     WHEREAS, In order to facilitate registration of the PRODUCT, NETCARE has entered into a Joint Venture Agreement with Superbia Three (Pty) Limited (SUPERBIA), pursuant to which NETCARE and SUPERBIA have registered TSHEPO, Registration Number 2000/012141/07, which is owned by NETCARE and SUPERBIA; and

     WHEREAS, NETCARE wishes to assign all of its rights under the Agreement to TSHEPO and to amend the Agreement and BIOPURE is willing to agree to the assignment and amendment on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:-


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     1.   NETCARE has assigned or ceded and does hereby assign or cede to TSHEPO all of NETCARE's rights and benefits under the Agreement.

     2. TSHEPO accepts such assignment and cession and agrees to be bound by and to perform the obligations of NETCARE under the Agreement.

     3. NETCARE binds itself as surety and co-principal debtor unto and in favour of BIOPURE and indemnifies and holds harmless BIOPURE in respect of any action of any nature whatsoever that may arise out of the performance by TSHEPO under the Agreement and undertakes to remain liable and responsible for and to ensure performance by TSHEPO of its obligations as contained in the Agreement.

     4. BIOPURE consents to the assignment and assumption described above and to the agreement of cession entered into by and between NETCARE as cedent and TSHEPO as cessionary.

     5. The term "Territory" is hereby amended to mean all countries on the continent of Africa with the exception of Egypt in accordance, as to expansion beyond South Africa, with an agreed upon plan.

     6. The remaining terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered the 9th day of March, 2001, effective as of July 31 2000.


Witnesses as to                             NETWORK HEALTHCARE
NETCARE:                                    HOLDINGS LIMITED

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                                            By:
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Witnesses as to
BIOPURE:                                    BIOPURE CORPORATION

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                                            By:

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Witnesses as to                             TSHEPO PHARMACEUTICALS
TSHEPO:                                     (PTY) LIMITED


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                                            By:

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